UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported) September 9, 2016

AMCON DISTRIBUTING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7405 Irvington Road, Omaha NE 68122
(Address of principal executive offices) (Zip Code)

402-331-3727
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2016, Mr. Eric J. Hinkefent announced his retirement as President of Chamberlin's Natural Foods, Inc. and of Health Food Associates, Inc. – subsidiaries of AMCON Distributing Company. Mr. Hinkefent will be available on a consulting basis to assist AMCON and its subsidiaries with the smooth transition of his responsibilities to others. Mr. Clifford Ginn has assumed the role of President and Chief Administrative Officer of Chamberlin's Natural Foods, Inc. and of Health Food Associates, Inc. – subsidiaries of AMCON Distributing Company.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY

Date:	September 14, 2016	By:	/s/ Andrew C. Plummer
Name: Andrew C. Plummer
Title: Vice President & Chief Financial Officer

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